Exhibit 99.12
(Text of graph posted to Ashland Inc.'s website concerning
Ashland Consumer Markets sales)

Monthly Sales ($ in millions)

	2008	2009	2010	2011	2012
January	135.7	128.6	129.0	146.2	166.5
February	127.4	127.3	133.9	139.3
March	137.5	151.6	167.3	206.0
April	154.1	144.4	151.3	179.2
May	130.8	133.9	155.4	158.7
June	143.0	162.6	156.5	184.3
July	150.9	145.6	148.2	168.9
August	147.8	141.8	159.2	183.7
September	155.1	126.7	154.0	164.3
October	143.9	144.2	151.5	159.3
November	119.5	124.8	144.2	159.6
December	124.1	131.2	144.8	156.2

12 Month Rolling Average ($ in millions)

	2008	2009	2010	2011	2012
January	130.6	138.5	138.6	151.0	168.8
February	131.0	138.5	139.1	151.5
March	131.0	139.7	140.5	154.7
April	132.6	138.9	141.0	157.0
May	132.4	139.2	142.8	157.3
June	132.7	140.8	142.3	159.6
July	134.6	140.4	142.5	161.4
August	135.9	139.9	144.0	163.4
September	138.5	137.5	146.3	164.3
October	138.8	137.5	146.9	164.9
November	137.9	138.0	148.5	166.2
December	139.1	138.6	149.6	167.1